UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2009, the Federal Home Loan Bank of San Francisco (the "Bank") issued a press release announcing its operating results for the second quarter ended June 30, 2009. A copy of the press release is included as Exhibit 99.1 to this report. Copies of the Bank's member communication regarding the Bank's operating results for the second quarter 2009 and a Q&A that discusses issues relating to the Bank's operating results for the second quarter 2009, including the other-than-temporary impairment charge taken by the Bank in the second quarter of 2009, are included as Exhibit 99.2 and 99.3 to this report, respectively. The information contained in Exhibits 99.1, 99.2 and 99.3 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

	99.1	Press Release, dated August 7, 2009, issued by the Federal Home Loan Bank of San Francisco
	99.2	Special Attention Bulletin No. 1331 (Second Quarter 2009 Operating Results) dated August 10, 2009, issued by the Federal Home Loan Bank of San Francisco
	99.3	Q&A: Operating Results for Second Quarter 2009, dated August 10, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: August 10, 2009	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer

Exhibit Index
Exhibit No.	Description

99.1	Press Release, dated August 7, 2009, issued by the Federal Home Loan Bank of San Francisco
99.2	Special Attention Bulletin No. 1331 (Second Quarter 2009 Operating Results) dated August 10, 2009, issued by the Federal Home Loan Bank of San Francisco
99.3	Q&A: Operating Results for Second Quarter 2009, dated August 10, 2009